                              COMPANY PRESS RELEASE
                              ---------------------

SOURCE:  New World Pasta Company



              New World Pasta Announces Sales and Income for 1999
              ---------------------------------------------------

Harrisburg, PA March 6, 2000 - New World Pasta Company today announced sales and earnings for the fourth quarter and the twelve months ended December 31, 1999.

Net Sales for the fourth quarter of 1999 were $86,261,000, a decrease of 5.2% from the fourth quarter of 1998. Income from operations was $11,874,000, an increase of 32.6% from the fourth quarter of 1998. Net income was $3,043,000 for the fourth quarter, a decrease of $2,497,000 or 45.1% from the fourth quarter of 1998.

For the twelve months ending December 31, 1999 New World Pasta had net sales of $354,019,000, a decline of 5.1% from 1998. Income from operations of $29,559,000 declined by 29.4% from 1998, and the company had net income of $460,000 for 1999. The decrease in net sales for 1999 was the result of both unit volume and net price declines. The decrease in income from operations was due to decreased net sales, non-recurring transaction expenses and the cost of restructuring related to the Kansas City plant closure, partially offset by lower durum semolina costs. In addition to these factors that affected income from operations, net income was also impacted by net interest expense partially offset by lower tax expense.

"Although topline results did not meet our original expectations, 1999 was nonetheless a very successful and rewarding year for New World Pasta," said C. Mickey Skinner, Chairman, Emeritus. "We completed a successful transition from Hershey, established a fully independent operating entity, and implemented the initial phases of our revised marketing strategy to stabilize and grow the business." Mr. Skinner continued, "During the first transitional year, we also managed the business through an unfortunate, but necessary, facility closure at Kansas City and a work stoppage at our Omaha facility. We are pleased that the work stoppage ended January 30, 2000 and the Omaha facility is once again a fully productive part of our manufacturing infrastructure."

New World Pasta Company is the leading manufacturer and distributor of retail branded dry pasta in the United States, and is a supplier of dry pasta to the U.S. private label, industrial and food service segments. New World markets its products under the RONZONI, SAN GIORGIO, AMERICAN BEAUTY, SKINNER, P & R, LIGHT `N FLUFFY, and MRS. WEISS brand names.




                                    * * * * *


                               Page 4 of 6 Pages

                             NEW WORLD PASTA COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME
                                 (in thousands)

                                                                        Three Months Ended             Twelve Months Ended
                                                                 Dec. 31, 1999   Dec. 31, 1998     Dec. 31, 1999    Dec. 31, 1998
                                                                 -------------   -------------     -------------    -------------

Net sales                                                          $  86,261         $  90,944        $ 354,019         $ 373,096
Cost of sales                                                         43,731            51,143          187,066           205,775
                                                                   ---------         ---------        ---------         ---------

Gross profit                                                          42,530            39,801          166,953           167,321
Selling and marketing expenses                                        28,113            24,925          113,259           109,788
General and administrative expenses                                    2,743             5,922           13,671            15,665
Non-recurring transaction expenses                                      (200)             --              7,764              --
Cost of restructuring                                                   --                --              2,700              --
                                                                   ---------         ---------        ---------         ---------

Income from operations                                                11,874             8,954           29,559            41,868
Interest expense, net                                                  6,862              --             26,325              --
                                                                   ---------         ---------        ---------         ---------

Income (loss) before income taxes                                      5,012             8,954            3,234            41,868
Income tax expense (benefit)                                           1,969             3,413            2,774            15,954
                                                                   ---------         ---------        ---------         ---------

Net income (loss)                                                      3,043             5,541              460            25,914

Dividends on preferred stock                                           3,403              --             12,640              --
                                                                   ---------         ---------        ---------         ---------

Net income (loss) attributable to common stock                     $    (360)        $   5,541        $ (12,180)        $  25,914
                                                                   =========         =========        =========         =========

                               Page 5 of 6 Pages

                             NEW WORLD PASTA COMPANY
                           CONSOLIDATED BALANCE SHEETS
                        As of December 31, 1999 and 1998
                        (in thousands, except share data)



                                                                           1999         1998
                                                                    ------------------------------
ASSETS
Current assets:
  Cash and cash equivalents                                             $  13,146         --
  Trade and other receivables, net                                         17,651       17,572
  Inventories, net                                                         19,868       22,547
  Prepaid expenses and other current assets                                 1,391        4,793
  Deferred income taxes                                                     8,786        3,275
                                                                        ---------    ---------
       Total current assets                                                60,842       48,187
                                                                        ---------    ---------
Property, plant and equipment, net                                         99,200      108,928
Deferred income taxes                                                      95,667         --
Intangible assets, net                                                     64,571       67,027
Deferred debt costs, net                                                    8,535         --
                                                                        ---------    ---------
       Total assets                                                     $ 328,815      224,142
                                                                        =========    =========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Current portion of long-term debt                                     $   1,340         --
  Accounts payable:
       Trade                                                                8,133        9,657
       Related parties                                                      1,666         --
  Accrued expenses                                                         28,155       17,732
                                                                        ---------    ---------
       Total current liabilities                                           39,294       27,389

Long term-debt, less current maturities                                   291,655         --
Deferred income taxes                                                        --         21,937
Employee benefit liabilities                                                7,302        7,872
                                                                        ---------    ---------
       Total liabilities                                                  338,251       57,198
                                                                        ---------    ---------
Mandatorily redeemable 12% cumulative preferred stock, $1,000 par
   Value; 115,000 shares authorized; 113,485 shares issued and
   Outstanding as of December 31, 1999                                    126,125         --
                                                                        ---------    ---------
Stockholders' equity (deficit):
  Common Stock, $.01 par value; 35,900,000 shares authorized;
      5,000,000 shares issued and outstanding as of December 31, 1999          50         --
  Additional paid-in capital                                              156,850         --
  Retained earnings (deficit)                                            (292,461)     166,944
                                                                        ---------    ---------
       Total stockholders' equity (deficit)                              (135,561)     166,944
                                                                        ---------    ---------
Total liabilities and stockholders' equity (deficit)                    $ 328,815      224,142
                                                                        =========    =========

                               Page 6 of 6 Pages